Prepayments	12 Months Ended
Mar. 31, 2026
Prepayments [Abstract]
Prepayments

5. Prepayments

Prepayments represent advance payments for professional services, amortized on a straight-line basis over the respective service periods. The Company prepaid an aggregate of US$1,044,872 under four service agreements, each covering the five financial years ending March 31, 2026 to 2030, comprising accounting services, ESG consulting, internal control review and integrated management system (quality, environmental and safety) consulting. The prepayments are amortized on a straight-line basis over the five-year service period at approximately US$208,974 per annum. During the year ended March 31, 2026, US$208,974 was charged to the consolidated statements of operations, and the remaining balance is analyzed as follows:

	As of March 31,
	2026	2025
	USD	USD
Prepayments – current	208,974	-
Prepayments – non-current	626,923	-
Total	835,897	-